UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2019

Myers Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1293 South Main Street, Akron, Ohio 44301

(Address of Principal Executive Offices, and Zip Code)

(330) 253-5592

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2019, Myers Industries, Inc. (the “Company”) issued a press release announcing that R. David Banyard, President and Chief Executive Officer, tendered his resignation as an officer and director of the Company on October 1, 2019 to be effective October 25, 2019. The Company also announced that the Board of Directors has appointed Andrean R. Horton as Interim President and Chief Executive Officer effective October 25, 2019. The full text of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Ms. Horton, age 45, has served as the Company’s Executive Vice President, Chief Legal Officer, and Secretary since October 8, 2018. Prior to joining the Company, Ms. Horton served from 2010 through 2018 in a variety of legal officer positions with A. Schulman, Inc., a former Nasdaq listed company, including Executive Vice President, Chief Legal Officer, and Secretary, and Vice President, Assistant General Counsel & Secretary. Information regarding any material changes to Ms. Horton’s compensatory arrangements with the Company will be provided by an amendment to this Form 8-K when that information is determinable by the Company.

Item 7.01	Regulation FD Disclosure.

As described in “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” above, on October 3, 2019, the Company issued a press release announcing that R. David Banyard, President and Chief Executive Officer, tendered his resignation as an officer and director of the Company on October 1, 2019 to be effective October 25, 2019, and that the Board of Directors has appointed Andrean R. Horton as Interim President and Chief Executive Officer effective October 25, 2019. The Company also announced that the Board of Directors will engage a global executive search firm to assist in identifying a new President and Chief Executive Officer.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton
Chief Legal Officer and Secretary

Date: October 3, 2019